Exhibit 99.4

EXECUTION COPY

GSAA HOME EQUITY TRUST 2007-10

ASSET-BACKED CERTIFICATES

SERIES 2007-10

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

GREENPOINT MORTGAGE FUNDING, INC.
as Servicer

Dated as of

October 30, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 30th day of October, 2007, among GreenPoint Mortgage Funding, Inc., (“GreenPoint” or the “Servicer”), GS Mortgage Securities Corp., as assignee (the “Assignee”), and Goldman Sachs Mortgage Company, as assignor (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into (i) the Servicing Agreement, dated as of November 1, 2005 (the “Servicing Agreement”), and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the “Sale Agreement”), as amended by that certain Amendment No. 1, dated July 23, 2007 between GreenPoint and the Assignor, pursuant to which the Servicer sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, as an inducement to the Assignor to purchase the Mortgage Loans, Capital One, National Association (the “Guarantor”), the indirect parent of Greenpoint, has entered into the Guarantee, dated August 30, 2007 (the “Guaranty”) for the benefit of the Assignor;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of October 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Citibank, National Association, as trustee (in such capacity, the “Trustee”), U.S. Bank National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), as securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Assignment and Assumption.

(a)  The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Servicing Agreement. the Sale Agreement and the Guaranty to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and the Sale Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)  The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

(c)  The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.  Modification of the Sale Agreement.  Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Sale Agreement as follows:

(a)  The definition of “Repurchase Price” in Article I of the Sale Agreement shall be amended by deleting the definition in its entirety and replacing it with the following:

“Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the last day of the month in which the repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase plus (iii) with respect to any Mortgage Loan included in a Securitization Transaction, damages incurred by the Purchaser or its assignee including the trust in any securitization in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.”

(b)  The definition of “Remittance Date” in Article I of the Sale Agreement shall be amended by deleting the definition in its entirety and replacing it with the following:

“With respect to each Mortgage Loan:  the eighteenth (18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the immediately preceding Business Day.”

(c)  The following definitions shall be added before the definition of “GreenPoint” in Article I of the Sale Agreement:

“Guaranty Agreement: the Guaranty Agreement, dated as of August 30, 2007, from Guarantor in favor of Purchaser.

Guarantor:  Capital One, National Association

Guaranteed Obligations:  all sums due or to become due by GreenPoint under Sections 3.01, 3.02 and 3.03 of this Agreement, as amended and supplemented by the trade confirmations and the purchase confirmations entered into from time to time between Purchaser and Greenpoint, including but not limited to any repurchase and indemnification obligations of Greenpoint with respect to mortgage loans purchased by Purchaser on or after December 1, 2006.”

(d)           a new section, Section 8, will be added immediately following Subsection 7.04 which shall read as follows:

“SECTION 8.  Third Party Beneficiary.

Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, National Association, as trustee, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and Wells Fargo Bank, National Association as a custodian, shall be considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement.”

3.  Modification of the Servicing Agreement.  Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

(a)  a new section, Section 11, will be added immediately following Subsection 10.07 which shall read as follows:

“SECTION 11.  Third Party Beneficiary.

Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, National Association, as trustee, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a Custodian and Wells Fargo Bank, National Association as a custodian, shall be considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement.”

(b)  the definition of “Business Day” in Section 1 shall be amended by deleting the definition in its entirety and replacing it with the following:

“Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the States of California, Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed.”

(c)  A new subsection (n) shall be added immediately following subsection (m) in Section 2.1 as follows:

“The Servicer shall maintain a servicer rating of at least “Average” and “RPS2” or the equivalent, by at least two Rating Agencies.”

(d)  The second paragraph of Section 3.13(c) shall be deleted in its entirety and replaced with:

“The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property, (ii) the Servicer shall obtain an extension from the Internal Revenue Service and (iii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.”

(e)  Section 4.1(b) shall be amended by deleting it in its entirety and replacing it with the following:

“With respect to any remittance to the Owner made by the Servicer after the date such remittance was due, the Servicer shall pay to the Owner interest on such late remittance at an annual rate equal to Prime plus two percent (2.0%), but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the day immediately following the Remittance Date and ending with the Business Day on which such late remittance is made, both inclusive.  Such interest shall be remitted along with such late remittance.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.”

(f)  Notwithstanding Sections 10.4 and 10.5 of the Servicing Agreement, Section 5.4(a) shall be amended by replacing the words “March 15” with the words “February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).”;

(g)  Notwithstanding Sections 10.4 and 10.5 of the Servicing Agreement, Section 5.4(b) shall be amended by replacing the words “March 15” with the words “February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).”;

(h)  Notwithstanding Sections 10.4 and 10.5 of the Servicing Agreement, Section 5.5 shall be amended by replacing the words “March 15” with the words “February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day)”;

(i)  Section 6.1 shall be amended by deleting the first paragraph of Section 6.1 and replacing it with the following:

“Subject to Section 6.3, the Servicer agrees to indemnify and hold harmless the Owner or Master Servicer, as applicable, against any and all Losses that the Owner or Master Servicer may sustain in any way related to the failure of such Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder (a) to the extent such Losses directly result from the Custodian’s negligent action, negligent failure to act, bad faith, willful misconduct or breach under the Custodial Agreement, dated as of April 1, 2004, among the Owner and the Custodian, (b) with respect to any action or inaction in accordance with the direction or consent of the Owner or (c) resulting from the Owner’s failure to respond to a request by the Servicer for direction or consent in accordance with Section 3.1(c) hereof.  The Servicer shall immediately notify the Owner and the Master Servicer, if a claim is made by a third party with respect to this Agreement or the Mortgage Loans.  The Servicer shall assume (with the written notification to the Owner or Master Servicer, as applicable) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Owner or the Master Servicer, subject to limitation pursuant to this Section 6.1, in respect of such claim.  The Servicer shall follow any written instructions received from the Owner or the Master Servicer, as applicable, in connection with any such claim and the Owner or the Master Servicer, as applicable, shall promptly reimburse the Servicer for all amounts reasonably advanced by it pursuant to the preceding sentence, except when the claim (a) is related to the Servicer’s obligations to indemnify the Owner or Master Servicer pursuant hereto, (b)  results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement or (c) results from the Servicer’s willful misconduct, bad faith or negligence in performing its duties under this Agreement.”

(j)  Section 7.1 shall be amended as follows:

(k)  Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:

“failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than those listed in subsection (i) and subsection (x) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; or”;

(ii)           A new subsection (x) shall be added immediately following subsection (ix) which shall be as follows:

“failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in Section 5.4 and Section 5.5 of this Agreement which continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied shall have been given to the Servicer.”

(iii)          A new subsection (xi) shall be added following subsection (x) which shall be as follows:

“any downgrade, reduction, withdrawal, qualification of the servicer rating by any Rating Agency from such rating the Servicer maintained on October 1, 2007.”

(iv)           A new subsection (xii) shall be added following subsection (xi) which shall be as follows:

“any of the following events shall occur in connection with the Master Mortgage Loan Purchase Agreement:

(a)
a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Guarantor (as defined therein) and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days; or

(b)	the Guarantor shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Guarantor or relating to all or substantially all of the Guarantor's property; or

(c)	the Guarantor shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligation or ceases its normal business operations for three (3) Business Days; or

(d)	the Guarantor shall admit to any Person its inability to, or its intention not to, perform any of its Guaranteed Obligations (as defined therein);

(e)	the Guaranty Agreement(as defined therein) or a replacement therefor acceptable to Owner shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof in accordance with its terms shall be contested by Guarantor or GreenPoint; or

(f)	the breach by Guarantor of any term or condition set forth in the Guaranty Agreement or of any representation, warranty, certification or covenant made or deemed made in the Guaranty Agreement by Guarantor;” and

(iv)    The words “thirty (30) Business Days” in the third sentence of Section 7.1 shall be deleted and replaced with the words “thirty calendar days”

(l)    Section 8.2(a) shall be amended by deleting the words “30 days’” from the first sentence of the first paragraph thereof.

(m)     Section 9.1(b) shall be deleted in its entirety and replaced with the following:

“The Servicer shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement net of any unreimbursed Advances and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement within two Business Days of receiving notice of the appointment of such successor servicer.  The Servicer shall deliver all Collateral Files and Servicing Files and related documents and statements held by it hereunder within thirty calendar days of receiving notice of the appointment of a successor servicer.  The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.”

(n)  Exhibit E shall be deleted in its entirety and be replaced with a new “Exhibit E” which shall be as set forth in Exhibit 5 attached to this Assignment Agreement.

(o)  Section 3.4(a) shall be deleted in its entirety and replaced with the following:

(a)      The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, with respect to the accounts maintained by any one Servicer, its “Custodial Account”), in the form of time deposit or demand accounts, which may be interest bearing, titled, with respect to the Servicer, “Greenpoint Mortgage Funding, Inc., for the benefit of Goldman Sachs Mortgage Company as Owner, and any successor Owner.”  Such Custodial Account shall be an Eligible Account.  If the Custodial Account ceases to be an Eligible Account, the Servicer shall transfer the Custodial Account within thirty (30) days to a substitute Qualified Depository.

With respect to each Securitization Transaction, the Servicer shall establish a separate Custodial Account for the related securitization and deposit all amounts that have been or are subsequently received with respect to the Mortgage Loans included in such Securitization Transaction into the Custodial Account created for the securitization on the date of the Securitization Transfer, or as soon as possible thereafter (but not to exceed 48 hours after such date).  All funds held in such separate Custodial Account shall be for the benefit of the trust created in connection with such Securitization Transaction.

(p)  the definition of “Qualified Depository” in Section 1 shall be amended by deleting the definition in its entirety and replacing it with the following:

Qualified Depository:  A depository the accounts of which are insured by the FDIC and is otherwise acceptable to the Rating Agencies.  For the avoidance of doubt, a depository will be acceptable to Standard & Poor’s if its short-term unsecured debt obligations are rated “A-2” or above or, if such depository’s short-term unsecured debt obligations are not rated, its long-term unsecured debt obligations are rated “BBB+” or above by Standard & Poor’s.

(q)  Section 10.5 will be amended by adding a new paragraph as follows:

Notwithstanding the foregoing provisions of Section 10.5, (i) in the event that during any calendar year (or applicable portion thereof) the Company services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Company may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (a)(iii) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report.  If the Company provides an Annual Independent Public Accountants’ Servicing Report pursuant to this subsection (c), then the certification required to be delivered by the Company (and its Subservicers and Subcontractors) pursuant to clause (a)(iv) above shall be in the form of Exhibit D-2 attached hereto instead of Exhibit D-1.

(r)  a new definition of “Annual Independent Public Accountants’ Servicing Report” will be added to Article I in the appropriate alphabetical order which shall read as follows:

Annual Independent Public Accountants’ Servicing Report:  A report of a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans or mortgage loans similar in nature to the Mortgage Loans by the Company and that such firm is of the opinion that the provisions of this Agreement or similar servicing agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to the attention of such firm which would indicate that such servicing has not been conducted in compliance therewith, except (i) such exceptions such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such report.  No Annual Independent Public Accountants’ Servicing Report shall contain any provision restricting the use of such report by the Company, including any prohibition on the inclusion of any such report in any filing with the Commission.

(s)  Exhibit D will be renamed Exhibit D-1.

(t)  Exhibit 6 attached hereto shall be added to the Servicing Agreement as Exhibit D-2.

4.  Accuracy of the Servicing Agreement, the Sale Agreement and the Guaranty.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii)

attached hereto as Exhibit 4 is a true, accurate and complete copy of the Guaranty, (iv) each of the Servicing Agreement and the Sale Agreement is in full force and effect as of the date hereof, (v) except as provided in Section 2 above, each of the Servicing Agreement and the Sale Agreement has not been amended or modified in any respect and (vi) no notice of termination has been given to the Servicer under the Servicing Agreement or the Sale Agreement.  The Servicer, in its capacity as seller and/or servicer under each of the Servicing Agreement and the Sale Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement) and the representations and warranties regarding the Mortgage Loans contained in Section 3.02 of the Sale Agreement were true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

5.       Recognition of Assignee.  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

6.       Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)  Decision to Purchase.  The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

(b)  Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

(c)  Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7.   Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)  Organization.  The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.

(b)  Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)  No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)  Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)  Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

8.  Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)  Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(b)  Releases.  The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(c)  Compliance with Applicable Laws.  With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

(d)  High Cost.  No Mortgage Loan is categorized as “High Cost” pursuant to the then-current Standard & Poor’s Glossary for File Format for LEVELS® Version 6.0, Appendix E, as revised from time to time and in effect as of the Original Purchase Date.  Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law.

(e)  Georgia Fair Lending Act.  No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

(f)  Credit Reporting.  The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(g)  Bring Down.  To the Assignor’s knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in such Sale Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in Section 3.02 of the Sale Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof.  With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

It is understood and agreed that the representations and warranties set forth in Sections 7 and 8 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in

Section 10 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 7 and 8.  It is further understood and agreed that, except as specifically set forth in Sections 7 and 8, the Assignor shall be deemed not to have made the representations and warranties in Section 8(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 8(g), by the Servicer in the Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 7 and 8, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

9.  Representations and Warranties of the Servicer.  The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail to qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).

10.  Repurchase of Mortgage Loans.  (a) [RESERVED].

(b)           Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within sixty (60) days of discovery of such Qualification Defect.

The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

In the event the Servicer has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust.  If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Sale Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan.  In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under each of the Servicing Agreement and the Sale Agreement, but only insofar as each such agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

For purposes of this Section, “Deleted Mortgage Loan” and “Substitute Mortgage Loan” shall be defined as set forth below.

“Deleted Mortgage Loan”  A Mortgage Loan which is to be, pursuant to this Section 10, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

“Substitute Mortgage Loan”  A Mortgage Loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed-rate or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.02 of the Sale Agreement.

“Substitution Adjustment Amount” means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

11.  Continuing Effect.  Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

12.  Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

13.  Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)  in the case of the Servicer,

   GreenPoint Mortgage Funding, Inc.
    100 Wood Hollow Drive
    Novato, California  94945
    Attention:  Susan Davia

or such other address as may hereafter be furnished by the Servicer;

(b)  in the case of the Assignee,

    GS Mortgage Securities Corp.
    85 Broad Street
    New York, New York 10004
    Attention:  Chris Gething
    Tel.: (212) 902-1434
    Fax:  (212) 256-5107

    With a copy to:

    GS Mortgage Securities Corp.
    85 Broad Street
    New York, New York  10004
    Attention:  William Moliski
    Tel.:   (212) 357-8721
    Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

(c)  in the case of the Assignor,

    Goldman Sachs Mortgage Company
    85 Broad Street
    New York, New York 10004
    Attention:  William Moliski
    Tel.:  (212) 357-8721
    Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

14.  Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

15.  Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Sale Agreement, as applicable.

16.  Third Party Beneficiary.  The parties agree that the Trustee and Master Servicer are intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., its General Partner

By:	/s/ Greg Finck
Name: Greg Finck
Title: Vice President

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

GREENPOINT MORTGAGE FUNDING, INC.

By:	/s/ Susan Davia
Name: Susan Davia
Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

[On File with the Securities Administrator as provided by the Depositor]

1-1

EXHIBIT 2

Servicing Agreement

[On File with the Depositor]

2-1

EXHIBIT 3

Sale Agreement

[On File with the Depositor]

3-1

EXHIBIT 4

Guarantee

[On File with the Depositor]

4-1

EXHIBIT 5

Exhibit E to the Servicing Agreement

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Fifth Third Mortgage Company shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

5-1

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X

5-2

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X

5-3

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X

5-4

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF INTERIM SERVICER] [SUBSERVICER]

Date: ___________________________________

By:
Name:
Title:

5-5

EXHIBIT 6

Exhibit D-2 to the Servicing Agreement

EXHIBIT D-2

FORM OF ANNUAL CERTIFICATION

Re:	The [	] agreement dated as of [	l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)           I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the Annual Independent Public Accountants’ Servicing Report (as defined in the Agreement), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)           Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)           Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)           I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement and the Annual Independent Public Accountants’ Servicing Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)           The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Annual Independent Public Accountants’ Servicing Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

6-1